As filed with the Securities and Exchange Commission on July 26, 1996
                                             Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                           --------------------------

                          TRIQUINT SEMICONDUCTOR, INC.
             (Exact name of Registrant as specified in its charter)

        California                                           95-3654013
 (State of Incorporation)                                 (I.R.S. Employer
                                                          Identification No.)

                           3625A S.W. Murray Boulevard
                             Beaverton, Oregon 97005
                                 (503) 644-3535
   (Address and telephone number of Registrant's principal executive offices)

                        ---------------------------------

                        1992 EMPLOYEE STOCK PURCHASE PLAN

                            (Full Title of the Plans)

                       ---------------------------------

                                Edward C.V. Winn
              Executive Vice President, Finance and Administration,
                           and Chief Financial Officer
                          TriQuint Semiconductor, Inc.
                           3625A S.W. Murray Boulevard
                             Beaverton, Oregon 97005
                                 (503) 644-3535
            (Name, address and telephone number of agent for service)

                       ---------------------------------

                                    Copy to:

                             CHRIS F. FENNELL, ESQ.
                       WILSON, SONSINI, GOODRICH & ROSATI
                            Professional Corporation
                               650 Page Mill Road
                           Palo Alto, California 94304

                       ---------------------------------

================================================================================

=========================================================================================================================
                                            CALCULATION OF REGISTRATION FEE
=========================================================================================================================


                                                            Proposed                 Proposed
         Title of                                            Maximum                 Maximum
        Securities                   Amount                 Offering                Aggregate                Amount of
           to be                      to be                 Price Per                Offering              Registration
        Registered                 Registered               Share(1)                 Price(1)                   Fee
=========================================================================================================================
Common Stock, no
par value, to be issued
under the 1992
Employee Stock
Purchase Plan                    150,000 shares              16.82                  2,523,000                $870.00
=========================================================================================================================

(1)      Estimated  in  accordance  with Rule  457(c)  solely for the purpose of calculating  the  registration  fee on the basis of the  average of the high and low price  for the  Common  Stock as  reported  on the  Nasdaq
         National Market on July 24, 1996.
=========================================================================================================================

                                       -2-

         The contents of the Registrant's Form S-8 Registration Statement (Registration No. 33-75464) dated February 18, 1994 is incorporated herein by reference.


             PART II: INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 8.           Exhibits



   Exhibit
   Number                             Documents
- -------------   ----------------------------------------------------------------
    4.1         1992 Employee Stock Purchase Plan, as amended
    5.1         Opinion of counsel as to legality of securities being registered
    23.1        Consent of Counsel (contained in Exhibit 5.1)
    23.2        Consent of Independence Auditors
    24.1        Power of Attorney (see page 5)

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant, TriQuint Semiconductor, Inc., a corporation organized and existing under the laws of the State of California, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Beaverton, State of Oregon, on this 26th day of July, 1996.


                      TRIQUINT SEMICONDUCTOR, INC.


                      By: /s/  EDWARD C.V. WINN
                          ------------------------------------------------------
                          Edward C.V. Winn
                          Executive Vice President, Finance and Administration, and Chief Financial Officer

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Steven J. Sharp and Edward C.V. Winn, jointly and severally, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                  Signature                                        Title                                  Date
- ---------------------------------------------------------------------------------------------------------------------------
                                               President, Chief Executive Officer                    July 26, 1996
/s/ STEVEN J. SHARP                            and Chairman (Principal Executive
- ----------------------------------             Officer)
(Steven J. Sharp)


                                               Executive Vice President, Finance                     July 26, 1996
/s/ EDWARD C.V. WINN                           and Administration, and Chief
- ----------------------------------             Financial Officer (Principal Financial
(Edward C.V. Winn)                             and Accounting Officer)


/s/ PAUL GARY                                  Director                                              July 26, 1996
- ----------------------------------
(Paul Gary)


/s/ CHARLES SCOTT GIBSON                       Director                                              July 26, 1996
- -----------------------------
(Charles Scott Gibson)


/s/ E. FLOYD KVAMME                            Director                                              July 26, 1996
- ----------------------------------
(E. Floyd Kvamme)


/s/ DR. WALDEN C. RHINES                       Director                                              July 26, 1996
- -------------------------------
(Dr. Walden C. Rhines)


/s/ EDWARD F. TUCK                             Director                                              July 26, 1996
- -------------------------------------
(Edward F. Tuck)


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                       ----------------------------------

                                    EXHIBITS

                       ----------------------------------


                       Registration Statement on Form S-8

                          TRIQUINT SEMICONDUCTOR, INC.

                                  July 26, 1996



                          TRIQUINT SEMICONDUCTOR, INC.

                       REGISTRATION STATEMENT ON FORM S-8

                                INDEX TO EXHIBITS


    Exhibit                                                                           Sequentially
    Number                          Description                                       Numbered Page
    -------                         -----------                                       -------------
      4.1              1992 Employee Stock Purchase Plan, as amended . . . . . . .

      5.1              Opinion of counsel as to legality of securities being
                       registered. . . . . . . . . . . . . . . . . . . . . . . . .

      23.1             Consent of Counsel (contained in Exhibit 5.1). . . . . . . .

      23.2             Consent of Independent Auditors. . . . . . . . . . . . . . .

      24.1             Power of Attorney (contained in page 5). . . . . . . . . . .
